Exhibit 10.59

             THE RETIREMENT PLAN FOR EMPLOYEES OF GALEY & LORD, INC.





                              AMENDED AND RESTATED

                                 EFFECTIVE AS OF
                                 JANUARY 1, 2000






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                                TABLE OF CONTENTS

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ARTICLE I:  DEFINITIONS...........................................................................................1
         1.1      Accrued Benefit.................................................................................1
         1.2      Actuarial Equivalent............................................................................2
         1.3      Administrative Committee........................................................................2
         1.4      Authorized Leave of Absence.....................................................................2
         1.5      Beneficiary.....................................................................................2
         1.6      Code............................................................................................3
         1.7      Company.........................................................................................3
         1.8      Disability Pension..............................................................................3
         1.9      Disability Retirement Date......................................................................3
         1.10     Early Retirement Age............................................................................3
         1.11     Early Retirement Pension........................................................................3
         1.12     Earnings........................................................................................3
         1.13     Effective Date..................................................................................4
         1.14     Employee........................................................................................4
         1.15     Employer........................................................................................4
         1.16     Final Average Earnings..........................................................................4
         1.17     5% Owner........................................................................................4
         1.18     Hour of Service or Service......................................................................4
         1.19     Investment Committee............................................................................5
         1.20     Investment Manager..............................................................................5
         1.21     Merged Plan.....................................................................................5
         1.22     Normal Retirement Age...........................................................................5
         1.23     Normal Retirement Pension.......................................................................6
         1.24     One-Year Break in Service.......................................................................6
         1.25     Participant.....................................................................................6
         1.26     Pension.........................................................................................6
         1.27     Permanent Disability............................................................................6
         1.28     Plan............................................................................................6
         1.29     Plan Year.......................................................................................6
         1.30     Qualified Joint and Survivor Annuity............................................................6
         1.31     Qualified Pre-Retirement Survivor Annuity.......................................................6
         1.32     Related Company.................................................................................7
         1.33     Section 415 Compensation........................................................................7
         1.34     Spouse..........................................................................................7
         1.35     Trust, Trust Fund, or Fund......................................................................7
         1.36     Trustee.........................................................................................7
         1.37     Year of Credited Service........................................................................7
         1.38     Year of Vesting Service.........................................................................8

ARTICLE II:  PARTICIPATION........................................................................................8
         2.1      Eligibility Requirements........................................................................8
         2.2      Re-employment...................................................................................9
         2.3      Change in Employment Status.....................................................................9
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ARTICLE III:  CONTRIBUTIONS.......................................................................................9
         3.1      Contributions by the Employer...................................................................9
         3.2      Time of Payment of Contributions................................................................9
         3.3      No Right or Duty of Inquiry....................................................................10
         3.4       Non-Reversion.................................................................................10
         3.5       Participant Contributions.....................................................................10

ARTICLE IV:  VESTING AND FORFEITURE..............................................................................10
         4.1      Vesting........................................................................................10
         4.2      Forfeiture of Benefit..........................................................................11

ARTICLE V:  ENTITLEMENT TO AND AMOUNT OF RETIREMENT BENEFITS.....................................................11
         5.1      Normal Retirement..............................................................................11
         5.2      Normal Form of Retirement Benefit..............................................................12
         5.3      Early Retirement...............................................................................12
         5.3      Permanent Disability...........................................................................12
         5.5      Payment of Vested Benefit upon Termination of Employment.......................................13
         5.6      Commencement of Benefits.......................................................................13
         5.7      No Duplication of Benefits.....................................................................14
         5.8      Benefit Limitations: In General................................................................14
         5.9      Benefit Limitations: Multiple Plans............................................................15

ARTICLE VI:  FORMS OF RETIREMENT BENEFITS AND DEATH BENEFIT......................................................15
         6.1      Automatic Forms of Retirement Benefits.........................................................15
         6.2      Optional Forms of Distribution.................................................................15
         6.3      Elections......................................................................................17
         6.4      Cash Out of Small Pension......................................................................17
         6.5      Location of Former Participants................................................................18
         6.6      Benefits to Minors and Incompetents............................................................18
         6.7      Direct Rollovers...............................................................................18
         6.8      Qualified Pre-Retirement Survivor Annuity......................................................18

ARTICLE VII:  ADMINISTRATIVE AND INVESTMENT COMMITTEES...........................................................19
         7.1      Appointment of the Administrative Committee....................................................19
         7.2      Appointment of the Investment Committee........................................................19
         7.3      Powers of the Administrative Committee.........................................................19
         7.4      Responsibilities of the Investment Committee...................................................20
         7.5      Operation......................................................................................20
         7.6      Meetings and Quorum............................................................................21
         7.7      Compensation...................................................................................21
         7.8      Domestic Relations Orders......................................................................21

ATRICLE VIII:  DUTIES AND POWERS OF THE TRUSTEE..................................................................21
         8.1      General........................................................................................21
         8.2      Trust Agreement................................................................................22
         8.3      Limitation of Liability........................................................................22
         8.4      Power of Trustee to Carry Out the Plan.........................................................22
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ATRICLE IX:  SPECIAL PROVISION TO PREVENT DISCRIMINATION.........................................................22
         9.1      General Rule...................................................................................22
         9.2      Exception......................................................................................22

ARTICLE X:  AMENDMENT AND TERMINATION............................................................................23
         10.1     Amendment......................................................................................23
         10.2     Right to Terminate.............................................................................23
         10.3     Merger.........................................................................................23
         10.4     Liquidation of Trust Fund......................................................................23
         10.5     Allocation of Trust Assets Upon Plan Termination...............................................23
         10.6     Manner of Distribution.........................................................................23
         10.7     Residual Amounts...............................................................................24

ARTICLE XI:  TOP HEAVY...........................................................................................24
         11.1     Top Heavy......................................................................................24
         11.2     Minimum Accrued Benefit........................................................................24
         11.3     Vesting of Accrued Benefits....................................................................25
         11.4     Benefit and Contribution Limitations...........................................................25

ARTICLE XII:  ADOPTION OF PLAN BY RELATED COMPANIES..............................................................26
         12.1     Adoption of Plan...............................................................................26
         12.2     Withdrawal.....................................................................................26
         12.3     Sale of Employer's Assets......................................................................26

ARTICLE XIII:  MISCELLANEOUS.....................................................................................26
         13.1     Indemnification................................................................................26
         13.2     Exclusive Benefit Rule.........................................................................27
         13.3     No Right to the Fund...........................................................................27
         13.4     Rights of the Employer.........................................................................27
         13.5     Non-Alienation of Benefits.....................................................................27
         13.6     Construction and Severability..................................................................27
         13.7     Delegation of Authority........................................................................27
         13.8     Request for Tax Ruling.........................................................................27

ARTICLE XIV: SUSPENSION OF BENEFITS..............................................................................28
         14.1     Re-employment before Normal Retirement Age.....................................................28
         14.2     Re-employment after Normal Retirement Age......................................................28
         14.3     Employment beyond Normal Retirement Age........................................................28
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             THE RETIREMENT PLAN FOR EMPLOYEES OF GALEY & LORD, INC.

                                   BACKGROUND

         Effective as of January 1, 1999, The Retirement Plan of Galey & Lord Industries, Inc. (the "Merged Plan") merged into The Retirement Plan for Employees of Swift Textiles, Inc. (the "Plan") and all assets and liabilities of the Merged Plan were transferred to the Plan.

         Also, effective as of January 1, 1999, Galey & Lord, Inc. (the "Company") became sponsor of the Plan and, as sponsor, amended and restated the Plan as set forth herein and changed the name of the Plan to The Retirement Plan for Employees of Galey & Lord, Inc.

         The Plan is intended to be a qualified defined benefit pension plan, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and to satisfy the applicable requirements of ERISA, as amended.

         Except as otherwise specifically provided below, the provisions of the Plan as set forth herein shall apply only to Participants whose employment with the Employer and Related Companies terminates on or after January 1, 1999. If a Participant's employment with the Employer and other Related Companies terminates prior to January 1, 1999, his right to benefits, if any, and the amount thereof will be determined in accordance with the provisions of the Plan or, if appropriate, the Merged Plan, as in effect immediately prior to his last employment termination date.

         NOW, THEREFORE, the Company agrees as follows:


ARTICLE I:  DEFINITIONS

         Where indicated by initial capital letters, the following terms have the following meanings:

         1.1 ACCRUED BENEFIT: An annual benefit equal to the retirement benefit a Participant would receive at any time upon termination of employment with the Employer, determined in accordance with the formula set forth in Section 5.1.

                  The Accrued Benefit of each Participant in the Plan and the Merged Plan immediately before January 1, 1999 shall be determined as of December 31, 1998.

                  The determination of the Accrued Benefit of each Participant who participated in the Merged Plan immediately before January 1, 1999 will include one-half of one year of service for purposes of benefit accrual for the period beginning October 1, 1998 and ending December 31, 1998.

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                  Each Participant's Accrued Benefit shall not be less than his or her Accrued Benefit under the Plan or, if appropriate, the Merged Plan, determined as of December 31, 1998.

         1.2 ACTUARIAL EQUIVALENT: An amount or benefit equal in value to the aggregate amounts expected to be received under a different form of payment or at different times, determined, after applying the following generally acceptable actuarial principles and assumptions:

                  Mortality Table:  1984 Unisex Mortality Table
                  Interest Rate:    6%

                  Notwithstanding the preceding paragraph, the actuarial factors set forth in Appendix A will be used with respect to Plan Participants who were participants in the Merged Plan immediately prior to January 1, 1999 if using such factors results in a greater benefit.

                  For purposes of converting Participants' Accrued Benefits as of December 31, 1998 into the lump sum benefit payable under the Plan, as described in Section 5.1, and for purposes of determining the Actuarial Equivalent of a deferred payment, as described in the second paragraph of
Section 5.6, the term Actuarial Equivalent means equality in value computed on the basis of the following actuarial assumptions:

                  Mortality Table:       The table described in Code Section 417
                                         (e)(3)(A)(ii)(I), as prescribed
                                         by the Secretary of Treasury.

                  Interest Rate:         The annual rate of interest on
                                         30-year Treasury securities, as
                                         described in Code Section
                                         417(e)(3)(A)(ii)(II), for the month
                                         immediately preceding the beginning of
                                         the Plan Year in which the distribution
                                         is to be made.

         1.3 ADMINISTRATIVE COMMITTEE: The Administrative Committee of the Galey & Lord, Inc. Retirement Plans, established pursuant to Article VII to be responsible for the general administration of the Plan.

         1.4 AUTHORIZED LEAVE OF ABSENCE: Any absence, not to exceed a period of one year, authorized by the Employer, under its standard personnel practices.

         1.5 BENEFICIARY: The person or persons or entity who is to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is not married, the Beneficiary is the person designated by the Participant to receive such benefits. If the Participant is married, the Beneficiary is automatically the Participant's Spouse and no written designation is required. If the Participant is married, and the Participant wishes to designate a Beneficiary other than his Spouse, the Spouse must consent to the designation of another person who will become the designated Beneficiary to receive benefits under the Plan. If at the time of his death, the Participant has no Spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate. A Participant may

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designate a person or entity to be his Beneficiary by filing a properly completed and executed form provided by the Administrative Committee. If a married Participant wishes to designate a Beneficiary other than his Spouse, the Beneficiary designation must be witnessed by a Plan representative or a notary public and the Spouse must consent to the designation in writing and acknowledge the effect of such designation. A Participant's Beneficiary is bound by the terms of the Plan.

         1.6 CODE: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code includes a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

         1.7 COMPANY: The Company is Galey & Lord, Inc., and any successor by merger, purchase, or otherwise.

         1.8 DISABILITY PENSION: A series of monthly amounts that are payable to a Participant who meets the requirements of Section 5.4.

         1.9 DISABILITY RETIREMENT DATE: The first day of the month following the date on which the Administrative Committee determines that a Participant has suffered a Permanent Disability and the Participant has requested that his Disability Pension begin to be paid.

         1.10 EARLY RETIREMENT AGE: The first day of the month following the date on which a Participant attains age 55, but has not attained Normal Retirement Age. A Participant's "Early Retirement Date" is the date on or after his Early Retirement Age on which the Participant elects to retire and begin receipt of benefits from the Plan.

         1.11 EARLY RETIREMENT PENSION: A series of monthly amounts that are payable to a Participant who meets the requirements of Section 5.3.

         1.12 EARNINGS: A Participant's gross annual non-deferred remuneration received from the Employer and Related Companies (if any) for personal services, as reported on Form W-2, during the Plan Year, including (to the extent applicable) bonuses, vacation pay, overtime pay, cash awards and commissions. Earnings shall exclude contributions or benefits under this Plan or any other plan of deferred compensation maintained by the Employer, disability pay and severance pay. Notwithstanding the above, Earnings include amounts which would have been received by the Employee as remuneration but for the Employee"s election to defer such amounts under Code Section 401(k) and/or 125. For convenience of administration, Earnings may be rounded to the nearest $100.

                  For any Plan Year, the amount of a Participant's Earnings that may be taken into account under the Plan must not exceed the "Code Section 401(a)(17) limit". The "Code Section 401(a)(17) limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). If Earnings for any prior determination period are taken into account in determining an Employee's Accrued Benefit, Earnings for that prior determination period are subject to the "Code Section 401(a)(17) limit" in effect for that prior determination period.

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         1.13 EFFECTIVE DATE: The original effective date of the Plan is July
28, 1972. The effective date of this amended and restated document is January 1, 1999.

         1.14 EMPLOYEE: Any person employed by the Employer who (on or after the Effective Date) is receiving remuneration from the Employer for personal services as a regular salaried or hourly employee (or would be receiving such remuneration except for an Authorized Leave of Absence).

                  Notwithstanding the above, the term "Employee" does not include individuals who are classified by the Employer as independent contractors, temporary employees, leased employees within the meaning of Code
Section 414(n)(2), hourly employees of Swift Textiles, Inc. and employees of the Employer whose terms and conditions of employment are covered by a collective bargaining agreement that does not provide for their participation in the Plan.

         1.15 EMPLOYER: The term Employer means the Company, Galey & Lord Industries, Inc., Swift Textiles, Inc., G.L. Service Company, North America, Inc. and any other Related Company that adopts the Plan, with the consent of the Company.

         1.16 FINAL AVERAGE EARNINGS: A Participant's average Earnings during the five consecutive full calendar years which provides the greatest average Earnings. If a Participant has fewer than five consecutive full calendar years in which the Participant has Earnings, then the average will be computed by taking into account the consecutive full calendar years in which there are Earnings. If a Participant in this Plan is transferred from the Employer to a Related Company, the Participant's Final Average Earnings under this Plan will be determined by taking into account his Earnings while an employee of the Related Company. In determining Final Average Earnings, any period during which the Participant was on an Authorized Leave of Absence falling within such period is excluded.

         1.17 5% OWNER: Any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company, or stock possessing more than 5% of the total combined voting power of all stock of the Company.

         1.18 HOUR OF SERVICE OR SERVICE: An Employee is credited with one Hour of Service for:

                  (a) Each hour for which he is directly or indirectly paid, or entitled to payment, by the Company or by a Related Company for the performance of duties during a computation period. These hours are credited to the Employee for the computation period in which such duties are performed.

                  (b) Each hour (up to a maximum of 501 hours during a single continuous period) for which the Employee is paid, or entitled to payment, by the Company or by a Related Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of, vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of

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         absence (including disability). These hours are credited to the
         Employee for the computation period in which the duties would have been performed. Hours under this subparagraph are calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated in the Plan by this reference.

                  (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or by a Related Company. The same Hours of Service will not be credited both under subparagraphs (a) or (b), as the case may be, and under this subparagraph (c). These hours are credited to the Employee for the computation period to which the award or agreement pertains, rather than to the computation period in which the award, agreement or payment was made.

                  (d) If the Employer leases employees, Hours of Service with the Company and Related Company will be credited for any leased employee who is to be considered an Employee for purposes of the Plan under Code Sections 414(n) and 414(o). In any case for which employment records do not accurately reflect hours worked, Hours of Service will be credited at the rate of 45 hours per calendar week.

                  To the extent required by Federal law, if an Employee leaves the employ of the Employer to enter the military service of the United States and, upon his discharge from such military service, is re-employed by the Employer at a time when his re-employment rights are protected by Federal law, the Employee will be considered to have been employed by the Employer during his period of military service and will be credited with an Hour of Service for all hours during which he would have performed work for the Employer but for his military service. Benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

         1.19 INVESTMENT COMMITTEE: The Investment Committee of the Galey & Lord, Inc. Retirement Plans Master Trust. The duties of the Investment Committee are set forth in Article VII.

         1.20 INVESTMENT MANAGER: A person appointed by the Investment Committee other than the Trustee, the Investment Committee or the Administrative Committee who (a) is registered as an investment advisor under the Investment Advisors Act of 1940, (b) is a bank, as defined in that Act, or (c) is an insurance company qualified to perform services relating to the management, acquisition or disposition of assets of a plan under the laws of more than one state; and who has acknowledged in writing that it is a fiduciary with respect to the Plan.

         1.21 MERGED PLAN: The Retirement Plan of Galey & Lord Industries, Inc., as it existed immediately before January 1, 1999.

         1.22 NORMAL RETIREMENT AGE: The date on which a Participant attains age
65. A Participant's "Retirement Date" is the first day of the month coinciding with or next following the date on or after his Normal Retirement Age on which the Participant retires.

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         1.23 NORMAL RETIREMENT PENSION: An annual benefit for the lifetime of the Participant, payable in a series of monthly amounts, on behalf of a Participant who meets the requirements of Section 5.1.

         1.24 ONE-YEAR BREAK IN SERVICE: For purposes of determining One-Year Breaks in Service for Vesting Service and Credited Service, an individual will be charged with a One-Year Break in Service if such individual does not perform more than 500 Hours of Service during the Plan Year.

                  For purposes of determining whether an Employee has incurred a One-Year Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (a) the pregnancy of the Employee, (b) the birth of a child of the Employee, (c) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (d) the Employee's caring for a child immediately following the birth or placement of that child. These hours will be credited to the Employee for the computation period in which the absence begins only if the Employee would otherwise incur a One-Year Break in Service in that computation period. In all other cases, these hours will be credited to the next following computation period.

         1.25 PARTICIPANT: An individual who has satisfied the requirements for eligibility to participate in the Plan, as set forth in Article II.

         1.26 PENSION: Benefits payable from the Plan due to a Participant"s termination of employment from the Employer, either before, on or after the Participant's Normal Retirement Age, or due to the Participant's attainment of age 70.

         1.27 PERMANENT DISABILITY: A physical or mental condition which totally and presumably permanently prevents a Participant from engaging in any substantially gainful activity and which entitles the Participant to a Social Security Disability Insurance Benefit, as defined and provided under the Social Security Act. Notwithstanding the foregoing, the disability must not have arisen from or be attributable to military service which prevents the Participant from returning to the employ of the Employer and for which the Participant receives a military pension. Nor may the disability have arisen from or be attributable to the Participant's willful participation in any criminal act or intentional self-inflicted or self-induced injury.

         1.28 PLAN: The Retirement Plan for Employees of Galey & Lord, Inc., as set forth herein, and as amended from time to time.

         1.29 PLAN YEAR: The calendar year.

         1.30 QUALIFIED JOINT AND SURVIVOR ANNUITY: An immediate annuity payable to a Participant and his surviving Spouse, as described in Section 6.1.

         1.31 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY: An annuity payable to a deceased Participant's surviving Spouse for life, as described in Section 6.8.

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         1.32 RELATED COMPANY: Any corporation or business organization that is under common control with the Company (as determined under Code Section 414(b) or (c)), that is a member of an affiliated service group with the Company (as determined under Code Section 414(m)) or that is an entity required to be aggregated pursuant to Code Section 414(o) or the regulations thereunder. For the purpose of applying the limitations set forth in Sections 5.8 and 5.9, Code Sections 414(b), 414(c) and 414(m) are applied as modified by Code Section 415(h).

         1.33 SECTION 415 COMPENSATION: An Employee's total annual compensation received from the Employer during a Plan Year, as defined in the Treasury Regulations issued under Code Section 415. Under this definition, "Section 415 Compensation" includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). "Section 415 Compensation" does not include items such as:

                  (a) Contributions made by the Employer to a plan of deferred compensation to the extent that the contributions are not includable in the Employee's gross income for the taxable year in which they are contributed.

                  (b) Amounts received from the exercise of a non-qualified stock option or from restricted property.

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

                  (d) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee).

Notwithstanding the above, Section 415 Compensation includes amounts which would have been received by the Employee as remuneration but for the Employee's election to defer such amounts under Code Section 401(k) and/or 125.

         1.34 SPOUSE: The person to whom a Participant is legally married at the first to occur of (a) the date on which his Pension commences or (b) the date of his death.

         1.35 TRUST, TRUST FUND, OR FUND: The Galey & Lord, Inc. Retirement Plans Master Trust, as evidenced by one or more separate, written trust agreements and the Plan assets held in the Master Trust.

         1.36 TRUSTEE: One or more persons and/or entities appointed by the Company to serve as trustee of the Master Trust and accepting the Master Trust and any successor trustee appointed by the Company and accepting the Master Trust.

         1.37 YEAR OF CREDITED SERVICE: An Employee is credited with a Year of Credited Service for each Year of Vesting Service while a Participant in the Plan. In addition, if the

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Participant is not a Participant in the Plan for the entire Plan Year, either because:

                  (a) the Participant (who has been credited with at least 5 Years of Vesting Service) terminates employment with the Employer during the Plan Year; or

                  (b) the Plan Year is the Participant's first Plan Year of participation in the Plan (or return to participation after a One-Year Break in Service),

and the Participant is not credited with at least 1,000 Hours of Service during such partial Plan Year, the Participant shall receive a fractional Year of Credited Service (which must not exceed one full Year of Credited Service). Such fractional Year of Credited Service is equal to a fraction, expressed as a decimal equivalent to two (2) decimal places, having a numerator equal to the Participant's Hours of Service as an Employee for the Plan Year and a denominator equal to one thousand (1,000).

                  Notwithstanding the above and solely for purposes of calculating Years of Credited Service, each Employee who first performs an Hour of Service on or after January 1, 2000 and who becomes a Participant because he completes an "eligibility computation period" during which he is credited with at least 500 Hours of Service will be treated as though he became a Participant as of his hire date.

         1.38 YEAR OF VESTING SERVICE: Each Employee who is a Participant in the Merged Plan or the Plan immediately before January 1, 1999 will be credited with a number of Years of Vesting Service with which each such Participant is credited under the Plan or Merged Plan as of December 31, 1998. Each Participant who participated in the Merged Plan immediately before January 1, 1999 will be credited with a year of service for purposes of vesting for the period beginning October 1, 1998 and ending December 31, 1998. Beginning January 1, 1999, an Employee is credited with one Year of Vesting Service for each Plan Year in which the Employee is credited with at least 1,000 Hours of Service or, if less, a Plan Year in which the Employee is employed by the Employer or a Related Company for at least 90 days. Notwithstanding any other provision of the Plan to the contrary, an Employee who has fewer than 5 Years of Vesting Service and incurs a consecutive number of One-Year Breaks in Service which equals or exceeds 5 will receive no credit for Years of Vesting Service credited prior to the consecutive breaks.


ARTICLE II: PARTICIPATION

         2.1 ELIGIBILITY REQUIREMENTS: Each Employee who is a Participant in the Plan or the Merged Plan immediately before January 1, 1999 will be a Participant in the Plan as of January 1, 1999.

                  Each Employee who is not already a Participant will become a Participant on the day the Employee is first credited with an Hour of Service for the Employer.

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                  Notwithstanding the immediately preceding sentence, each
Employee who first performs an Hour of Service on or after January 1, 2000 and who is not already a Participant, will become a Participant on the first day of the month following the day on which the Employee completes an "eligibility computation period" during which he is credited with at least 500 Hours of Service with the Employer. An "eligibility computation period" is a twelve consecutive month period beginning on the Employee's date of hire and each anniversary thereof.

         2.2 RE-EMPLOYMENT: If a Participant terminates employment and then is re-employed by the Employer, the Participant will again qualify as a Participant as of the date of his re-employment if he is then an Employee.

         2.3 CHANGE IN EMPLOYMENT STATUS: A Participant who ceases to be an Employee (as defined in Section 1.14) while remaining employed by the Employer or a Related Company, ceases to accrue Years of Credited Service as of the date of such change in employment status, but continues to be credited with Years of Vesting Service and becomes an inactive Participant until such time as he again becomes an Employee.

                  An employee of the Employer or a Related Company who later becomes an Employee (as defined in Section 1.14) will become a Participant as of the date of such change in employment status and will receive Years of Credited Service only from the date of such change in employment status, but such Employee will receive Years of Vesting Service from his date of employment in accordance with the provisions of Section 1.38.


ARTICLE III:  CONTRIBUTIONS

         3.1 CONTRIBUTIONS BY THE EMPLOYER: The Employer shall make contributions in such amounts and at such times as it determines, upon the advice of the actuary for the Plan. The Employer's contribution must not exceed the amount deductible under Code Section 404. Contributions made by the Employer to the Trust Fund must be used to pay benefits under the Plan or to pay expenses of the Plan and Trust Fund. Forfeitures arising under this Plan because of termination of employment before an Employee becomes eligible for a Pension, or for any other reason, must be applied to reduce the cost of the Plan and not to increase the benefits otherwise payable to Participants.

                  Each contribution made by the Employer is conditioned (a) upon the contribution being deductible under Code Section 404 and (b) the Plan being qualified under Code Section 401(a).

         3.2 TIME OF PAYMENT OF CONTRIBUTIONS: The contributions made by the Employer for any Plan Year may be made in one or more payments at any time, provided that the total amount of the contribution for any Plan Year must be paid to the Trustee not later than the first to occur of the date by which contributions are required to be made to meet the funding standards of Code
Section 412, or the date on which the Employer's tax return is required to be filed, including any extensions for filing.

         3.3 NO RIGHT OR DUTY OF INQUIRY: Neither the Trustee, the Administrative Committee, nor any Participant have any right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount of the Employer's contribution, and the Trustee is accountable only for funds actually received by him.

         3.4 NON-REVERSION: It is impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries, provided, however, that:

                  (a) If a contribution is made by the Employer under a mistake of fact, this Section will not prohibit the return of such contribution to the Employer within one year after the payment of such contribution;

                  (b) If a contribution is conditioned on initial qualification of the Plan under Code Section 401, and the Plan does not so qualify, this Section will not prohibit the return of the contribution to the Employer within one year after the date of denial of qualification of the Plan; or

                  (c) If a contribution is conditioned upon the deductibility of the contribution, then, to the extent the deduction is disallowed, this Section will not prohibit the return of the contribution (to the extent disallowed) to the Employer within one year after the disallowance of such deduction.

         3.5 PARTICIPANT CONTRIBUTIONS: Prior to April 1, 1992, Participants were permitted to make contributions to the Merged Plan. Participants are 100% vested in these contributions at all times; the Accrued Benefit of each such Participant, determined as of March 31, 1992, shall not be less than the Actuarial Equivalent of such contributions accumulated with interest at a rate equal to 120% of the Federal Mid-Term Rate as of the preceding October 1.


ARTICLE IV:  VESTING AND FORFEITURE

         4.1 VESTING: Except as otherwise provided in the Plan, a Participant will become vested in his Accrued Benefit according to the following schedule:

              Years of Vesting Service               Vested Percentage
              ------------------------               -----------------

                     Less than five                            0%
                     Five or more                            100%

                  Notwithstanding the foregoing, a Participant's Accrued Benefit becomes fully vested upon the occurrence of any of the following events, if he is then an Employee:

                  a)     Attainment of Normal Retirement Age;
                  b)     Attainment of Early Retirement Age;

                  c)     The Participant's Disability Retirement Date;
                  d)     The Participant's death; or
                  e) The date on which the Participant terminates employment with the Employer due to lack of work or the closing of a plant or operating division, as determined by the Employer.

                  If a Participant's vesting is accelerated by subsection (e) of this Section 4.1 and the Participant is later rehired by the Employer and again becomes a Participant in the Plan, any increases in his Accrued Benefit occurring after re-employment shall be subject to the vesting provisions of this
Section 4.1 without regard to subsection (e) (except in the event of a subsequent termination of employment due to lack of work or closing of a plant or operating division, as shall be determined by the Employer).

         4.2 FORFEITURE OF BENEFIT: A Participant who terminates employment with no vested interest in his Accrued Benefit is deemed to have received payment of his entire interest in the Plan as of the date of termination of employment and will forfeit his Accrued Benefit as of such date. If such Participant is re-employed by the Employer before incurring five consecutive One-Year Breaks in Service, the Participant's Accrued Benefit which was forfeited upon termination of employment will be reinstated.


ARTICLE V:  ENTITLEMENT TO AND AMOUNT OF RETIREMENT BENEFITS

         5.1 NORMAL RETIREMENT: A Participant is eligible to receive a Normal Retirement Pension if the Participant's employment with the Employer terminates on or after attaining his Normal Retirement Age. The Normal Retirement Pension payable at a Participant's Retirement Date is equal to the greater of:

                  (a) The Participant's Accrued Benefit, determined as of January 1, 1999; or

                  (b) An amount equal to the product of a Participant's Final Average Earnings, multiplied by the sum of the Participant's annual "credits".

Total annual "credits" allocated to each Participant under the Plan equal the sum of (c) and (d), as follows:

                  (c) Each Participant who is a Participant in the Plan as of January 1, 1999 will receive a number of annual credits equal to the amount derived by dividing his or her Accrued Benefit, determined as of December 31, 1998 and expressed as a lump sum payment, by his Final Average Earnings as of December 31, 1998.

                  (d) In addition to the annual credits received pursuant to subsection (c) of this Section 5.1, if any, each Participant will receive annual "credits" in the following amount for each Plan Year beginning after December 31, 1998 in which he is credited with a Year of Credited Service:

                If the Participant's age on the            His annual "credit"
                 Last day of the Plan Year is:            for the Plan Year is:
                 -----------------------------            ---------------------
           Less than 30 years                                      .0135
           At least 30, but less than 35 years                     .0180
           At least 35, but less than 40 years                     .0240
           At least 40, but less than 45 years                     .0320
           At least 45, but less than 50 years                     .0420
           At least 50, but less than 55 years                     .0560
           At least 55, but less than 60 years                     .0750
           At least 60, but less than 65 years                     .1010
           65 years or older                                       .1340

In no event will the annual benefits payable under Section 5.1 (or determined with reference to Section 5.1) exceed the maximum benefit provided in Sections
5.8 and 5.9.

         5.2 NORMAL FORM OF RETIREMENT BENEFIT: For purposes of funding and accrual, the normal form of benefit is an annuity for the lifetime of the Participant, payable upon the Participant's Retirement Date.

         5.3 EARLY RETIREMENT: A Participant is eligible to receive an Early Retirement Pension if the Participant's employment terminates on or after his Early Retirement Age and before his Normal Retirement Date. The Early Retirement Pension will be equal to the Participant's vested Accrued Benefit as of the date on which the Participant terminates employment.

         5.4 PERMANENT DISABILITY: A Participant will receive a monthly retirement benefit, commencing, at the Participant's request, on the first day of any month coinciding with or next following the Participant's Disability Retirement Date. Payment of such benefit will commence only after the Administrative Committee has been furnished with written proof satisfactory to the Administrative Committee that a Participant who has incurred a Permanent Disability is entitled to a disability income benefit from the Federal Social Security Act.

                  The amount of the Participant's Disability Pension is equal to his vested Accrued Benefit, computed as of the date of his Permanent Disability. If the Participant elects to defer commencement of his benefit under this
Section 5.4, the Participant's Pension will be equal to his vested Accrued Benefit, computed as of the date on which he elects to begin payment of his Disability Pension or, if earlier, his Normal Retirement Date (the "Computation Date") and will be computed as though the Participant continued to be credited with Years of Credited Service from the date of his Permanent Disability to the Computation Date, and his Final Average Earnings as of the Computation Date shall be his Final Average Earnings on the date of his Permanent Disability.

                  A Participant's Permanent Disability will be considered to have ended, and entitlement to a Disability Pension ceases, as of the first day of the calendar month in which the earliest of the following events occurs: (a) the Participant dies, (b) the Participant is reemployed by the Employer, (c) the Participant engages in any substantially gainful activity, except if found by the Administrative Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of Permanent Disability, (d) the Participant ceases to receive disability income under the Federal Social Security Act, or
(e) the date the Participant fails to furnish the Administrative Committee, upon a written request from the Administrative Committee (at intervals not more frequent than six (6) months subsequent to the date of the most recent written request) and within sixty (60) days from the mailing by the Administrative Committee of such written request by first class, registered mail, written proof satisfactory to the Administrative Committee of continuing receipt of disability income benefits from the Federal Social Security Act. No such request may be made by the Administrative Committee after the date of attainment by the Participant of age sixty-four (64) years and six (6) months. If a Participant recovers from Permanent Disability and returns to employment with the Employer, subsequent entitlement to a monthly retirement benefit will be determined in accordance with the provisions of the Plan.

         5.5 PAYMENT OF VESTED BENEFIT UPON TERMINATION OF EMPLOYMENT: If a Participant terminates employment with the Employer after he has a fully vested interest in his Accrued Benefit, the Participant will receive his vested Accrued Benefit. Payment will be made or commence to be made as soon as practicable after the date of his termination of employment.

         5.6 COMMENCEMENT OF BENEFITS: Subject to the provisions of Article VI and except as provided below, payment of a Participant's Pension will commence as of the date specified in the appropriate Section of this Article V.

                  If a Participant retires or terminates employment before his Normal Retirement Date and the Actuarial Equivalent of the Participant's vested Accrued Benefit exceeds $5,000 (or has ever exceeded $5,000) at the time the Pension becomes payable, the Participant must consent to the commencement of the Pension before it may begin to be paid. If the Participant does not consent to the distribution, the Pension will commence as soon as practicable after the Participant's Normal Retirement Date and his Pension at the date of distribution will be the Actuarial Equivalent of the Pension at his termination of employment.

                  The Pension of each Participant who is a 5% Owner must begin to be distributed by the April 1 following the calendar year in which the Participant attains age 70 (his "required beginning date").

                  The Pension of each Participant who is not a 5% Owner must begin to be distributed by the April 1 following (a) the calendar year in which the Participant attains age 70 or, if later, (b) the calendar year in which the Participant terminates employment with the Employer and Related Companies (his "required beginning date"). A Participant who is not a 5% Owner and who has not yet reached his "required beginning date" may elect, by notifying the Plan Administrator in advance and in writing, to begin payment of his Pension at any time on or after the April 1 following the calendar year in which the Participant attains age 70.

                  If a Participant dies after he has begun receiving payment of his vested Accrued Benefit from the Plan and the Participant's Pension is payable in a form (as described in Sections 6.1 and 6.2) that entitles his Beneficiary to payment of all or a portion of his remaining Pension after his death, then that portion of his Pension that is payable to his Beneficiary must be paid to his Beneficiary at least as rapidly as under the method of distribution elected by the Participant.

                  Furthermore, if a Participant dies before his "annuity starting date" (as defined in Section 6.8), payment of the benefit provided under Section 6.8 must be completed within the five-year period following the Participant's death unless payments are to be made to the Beneficiary over the Beneficiary's life expectancy, in which case such payments must begin within one year after the Participant's death. If the Participant's Beneficiary is his spouse and the Beneficiary has elected to receive payment of the Participant's vested Accrued Benefit over the Beneficiary's life expectancy, the payments are not required to begin until the date on which the Participant would have attained age 70 1/2.

                  In addition, unless the Participant elects otherwise, a Participant's Pension must commence no later than 60 days following the close of the Plan Year in which occurs the latest of:

                  (a)    The date the Participant attains age 65,

                  (b) The 10th anniversary of the date on which the Participant first commenced participation in the Plan, or

                  (c)    The Participant's date of termination of employment.

         5.7 NO DUPLICATION OF BENEFITS: If a Participant is entitled to receive benefits from another defined benefit pension plan qualified under Code Section 401(a) to which the Company or a Related Company has contributed, the Participant's Pension under this Plan will be reduced by the amount of any vested accrued benefit attributable to the Participant under such other plan and that is attributable to contributions made by the Company or by a Related Company to the other plan for any period for which the Participant received credit for service for benefit accrual purposes under this Plan.

         5.8 BENEFIT LIMITATIONS IN GENERAL: Notwithstanding anything in the Plan to the contrary, the annual retirement benefit provided under this Plan and under all other qualified defined benefit plans maintained by the Employer must not exceed an annual benefit equal to the lesser of (a) $90,000 (as adjusted by the Secretary of Treasury) or (b) 100% of the Participant's average annual
Section 415 Compensation from the Employer for the three consecutive calendar years that will produce the highest average.

                  For purposes of this Section 5.8 and Section 5.9, the "Limitation Year" is the Plan Year and the terms "Company" and "Employer" include Related Companies. The benefit limitations described in this Section 5.8 are set forth in Code Section 415, which is incorporated herein by reference.

         5.9 BENEFIT LIMITATIONS MULTIPLE PLANS: If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, then the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" (as defined in Code Section 415(e)) for any Limitation Year as applied to the plans must not exceed 1.0. Either the benefits provided under the defined benefit plans or the contributions made to the defined contribution plans must be reduced to the extent necessary to comply with this limitation.


ARTICLE VI:  FORMS OF RETIREMENT BENEFITS AND DEATH BENEFIT

         6.1 AUTOMATIC FORMS OF RETIREMENT BENEFITS: Unless a Participant files a written election, choosing an optional form of payment under Section 6.2, with the Administrative Committee before the end of the election period described in
Section 6.3, the form of Pension payable to a Participant whose Spouse is living at the time the Pension becomes payable is a Qualified Joint and Survivor Annuity. A Qualified Joint and Survivor Annuity is an immediate annuity payable for the lifetime of the Participant, with a survivor annuity for the lifetime of his surviving Spouse that is equal to 50% of the amount of the annuity that is payable during the joint lifetimes of the Participant and his Spouse. The annuity must be the Actuarial Equivalent of the Participant's Pension. If the Participant's Spouse dies after Pension payments begin but before the Participant dies, the Pension will continue to be paid to the Participant in the same amount that was payable before the death of his Spouse.

                  Unless the Participant elects an optional form of payment under Section 6.2, the form of Pension payable to a Participant who is not married is an immediate annuity payable for his lifetime in an amount equal to the Actuarial Equivalent of the Participant's Pension.

         6.2 OPTIONAL FORMS OF DISTRIBUTION: A Participant who is eligible to receive a Pension may elect not to receive his Pension in the automatic form described in Section 6.1 and may elect, instead, to receive his Pension in one of the following forms:

                  (a) The Actuarial Equivalent of the Pension may be paid in the form of a 50%, 75% or 100% joint and survivor annuity for the lives of the Participant and his Beneficiary. Under this form of payment, the Participant will receive reduced payments for his lifetime, and after his death a survivor annuity will be payable for the lifetime of his Beneficiary equal to 50%, 75% or 100% (whichever is applicable) of the amount of the annuity payments that were payable to the Participant. If the Participant's Beneficiary dies after Pension payments begin but before the Participant dies, the Pension will continue to be paid to the Participant in the same amount that was payable before the death of his Beneficiary. For purposes of this paragraph (a), there may be only one Beneficiary and the Participant's Beneficiary must be an individual.

                  (b) The Actuarial Equivalent of the Pension may be paid in the form of a non-transferable immediate life annuity, with payments in equal monthly installments for the lifetime of the Participant and, in the event of the Participant's death prior to the receipt of 120 payments, continuing for the balance of such 120 payments to his Beneficiary. Notwithstanding the foregoing, in the event of the Participant's death prior to the receipt of 120 payments, the Actuarial Equivalent of the balance of such 120 payments may be paid in a single sum to the Participant's Beneficiary, if the Beneficiary so elects.

                  (c) If the Participant retires on or after his Early Retirement Date, the Actuarial Equivalent of the Pension may be paid in the form of a Social Security level income option, payable as an annuity for the lifetime of the Participant. The annuity will provide for an increased allowance up to the time that the Participant begins to receive benefits under the Federal Social Security Act and a decreased allowance thereafter to provide to as great an extent as possible, a level retirement allowance when such decreased retirement allowance is added to his primary benefits under the Federal Social Security Act.

                  (d) The Actuarial Equivalent of the Pension may be paid in the form of a non-transferable immediate life annuity, with payments in equal monthly installments for the lifetime of the Participant.

                  (e) The Actuarial Equivalent of the Pension may be paid in a single, lump sum payment.

                  (f) The Actuarial Equivalent of the Pension may be paid in monthly installments for a fixed period which does not extend beyond the life expectancy of the Participant.

                  Any election made under this Section 6.2 is effective only on the date on which benefits initially commence. After the date on which payment of a Participant's Pension has been scheduled to commence, no further elections will be permitted under any circumstances. Any election may be revoked by the Participant in writing prior to the annuity starting date; provided that any election of option (a) automatically will be revoked if the designated contingent annuitant dies before such date. On revocation of an election for any reason, benefits will be paid under Section 6.1 unless the Participant makes another election, with his Spouse's approval (if applicable), in the manner provided in Section 6.3.

                  Except in the case of a Qualified Joint and Survivor Annuity, when establishing the term of installment or annuity payments, at the time payments begin, the payments projected to be paid to the Participant must comply with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Treasury Regulations Section 1.401(a)(9)-2.

         6.3 ELECTIONS: Section 6.1 provides that the automatic form of Pension payable upon the retirement or termination of employment of a married Participant will be a Qualified Joint and Survivor Annuity, unless the Participant rejects that form of payment, with the consent of his Spouse.
Section 6.1 also provides that the automatic form of Pension payable upon retirement or termination of employment of an unmarried Participant will be a single life annuity, unless the Participant rejects that form of payment. Participants who reject the Qualified Joint and Survivor Annuity or the single life annuity must elect one of the other forms of payment that are permitted under Section 6.2. In order to reject the Qualified Joint and Survivor Annuity or the single life annuity, the Participant and his Spouse, if any, must execute a written election in the manner and form described below:

                  (a) The Administrative Committee must provide a written explanation to each Participant of (i) the terms and conditions of the Qualified Joint and Survivor Annuity or single life annuity, whichever is applicable, (ii) the Participant's right to make and revoke elections under this Section and the method by which he may do so,
         (iii) the effect of such an election or rejection on the Participant's retirement benefits, and (iv) the rights of the Participant's Spouse regarding the election.

                  (b) A Participant may elect not to receive the Qualified Joint and Survivor Annuity or single life annuity during the period beginning 90 days before the date on which his benefits become payable (the "annuity starting date") and ending on the annuity starting date. Elections may be made or revoked by the Participant with his Spouse's consent at any time during this election period; however, spousal consent to an election is irrevocable after it has been given.

                  (c) The Administrative Committee must provide suitable forms and must establish reasonable procedures for the making of elections. In order to be valid, an election or revocation of an election (i) must be signed by the Participant and his Spouse, if any, (ii) must designate a specific alternate beneficiary that cannot be changed without the Spouse's Consent, and (iii) must be notarized or witnessed by a member of the Administrative Committee (or a person authorized by the Administrative Committee). If it is established, to the satisfaction of the Administrative Committee, that the Spouse cannot be located or is otherwise unable to sign, the Spouse's signature is not required. Any consent by a Spouse (or any establishment that the Spouse's consent cannot be obtained) under the foregoing provisions is effective only with respect to that Spouse. The Administrative Committee may require a married Participant or his Spouse to supply such information as the Administrative Committee deems necessary to verify the Participant's marital status and the identification of the Participant's Spouse.

         6.4 CASH OUT OF SMALL PENSION: Notwithstanding any other provision of the Plan, if the Actuarial Equivalent of a Pension payable under this Plan is $5,000 or less (and has never exceeded $5,000) at the time the Pension begins, the Administrative Committee will determine that the Participant (or Beneficiary, if applicable) is not entitled to have his Pension paid in the form of an annuity or installments and will direct that the Actuarial Equivalent of the Pension be paid in a single, lump sum payment.

         6.5 LOCATION OF FORMER PARTICIPANTS: If a former Participant who is entitled to a distribution cannot be located and the Administrative Committee has made reasonable efforts to locate the former Participant, then the former Participant's vested interest will be forfeited. The Administrative Committee will be deemed to have made reasonable efforts to locate the former Participant (or, in the case of a deceased former Participant, his Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Administrative Committee. The former Participant's Accrued Benefit is forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the two successive mailings. If the former Participant or Beneficiary makes a written claim for the vested interest after it has been forfeited, the Employer will cause the vested interest to be reinstated.

         6.6 BENEFITS TO MINORS AND INCOMPETENTS: If any person entitled to receive payment under the Plan is a minor, the Administrative Committee may pay the amount in a single sum directly to the minor, to a guardian of the minor or to a custodian selected by the Trustee under the appropriate Uniform Gifts to Minors Act. If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Administrative Committee to have incurred expense for the person otherwise entitled to payment.

         6.7 DIRECT ROLLOVERS: A Participant, his Beneficiary (if his Beneficiary is his Spouse) or the alternate payee under a Qualified Domestic Relations Order may elect, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" in a "direct rollover". An "eligible rollover distribution" is any cash payment of all or any portion of the Participant's Account, except that an eligible rollover distribution does not include a payment that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Beneficiary, or for a specified period of ten years or more; any payment to the extent such payment is required under Code Section 401(a)(9); and the portion of any payment that is not includable in gross income. An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that will accept the eligible rollover distribution. However, in the case of a Beneficiary where the Beneficiary is the Participant's Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the Participant, his Beneficiary (if his Beneficiary is his Spouse or an alternate payee under a Qualified Domestic Relations Order.

         6.8 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY: If a Participant has a vested interest in his Accrued Benefit and if the Participant dies before his "annuity starting date", the Participant's Beneficiary will receive a Qualified Pre-Retirement Survivor Annuity. A Participant who is an Employee at the time of his death is 100% vested in his Accrued Benefit. The "annuity starting date" is the first day of the first period for which an amount is payable as an annuity. A Qualified Pre-Retirement Survivor Annuity is an annuity, payable over the lifetime of the Participant's Beneficiary, the value of which is equal to 100% of the Participant's vested Accrued Benefit, calculated as if the Participant had terminated employment with the Employer on the day before death.

                  Notwithstanding the foregoing paragraph, the Beneficiary may reject the Qualified Pre-Retirement Survivor Annuity and, instead, elect, in writing, to receive the Participant's vested Accrued Benefit in the form of any one of the optional forms of payment described in Section 6.2 of the Plan. Pension payments to the Beneficiary will begin as soon as practicable following the Participant's death. If the Actuarial Equivalent value of the Qualified Pre-retirement Survivor Annuity to be distributed to the Beneficiary does not exceed $5,000, such benefit will be paid to the Beneficiary in a lump-sum payment. If the Participant has no Beneficiary and dies before the "annuity starting date", then the Participant's Accrued Benefit will be paid in a lump-sum payment to his estate.


ARTICLE VII: ADMINISTRATIVE AND INVESTMENT COMMITTEES

         7.1 APPOINTMENT OF THE ADMINISTRATIVE COMMITTEE: The members of the Administrative Committee consist of one or more persons appointed from time to time by the Company to serve until their death, resignation or removal by the Company. A person is not ineligible to be a member of the Administrative Committee because he is or may be a Participant in the Plan. The Company, from time to time, may increase or decrease the number of members of the Administrative Committee. The Administrative Committee and each of its members are named fiduciaries with respect to the Plan and are indemnified by the Company against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         7.2 APPOINTMENT OF THE INVESTMENT COMMITTEE: The members of the Investment Committee consist of one or more persons appointed from time to time by the Company to serve until their death, resignation or removal by the Company. A person is not ineligible to be a member of the Investment Committee because he is or may be a Participant in the Plan. The Company, from time to time, may increase or decrease the number of members of the Investment Committee. The Investment Committee and each of its members are named fiduciaries with respect to the Plan and are indemnified by the Company against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         7.3 POWERS OF THE ADMINISTRATIVE COMMITTEE: The Administrative Committee is responsible for the general administration and interpretation of the Plan and for carrying out its provisions and has such powers and discretion as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) To construe and interpret the Plan, to decide all questions of eligibility and to determine the amount, manner and time of payment of any benefits hereunder;

                  (b) To prescribe procedures to be followed by Employees in filing applications for benefits;

                  (c) To make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                  (d) To request and receive from the Company and from Employees such information as is necessary for the proper administration of the Plan, including but not limited to, such information as the Administrative Committee may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his death, retirement or termination of employment;

                  (e) To prepare and distribute, such manner as it determines to be appropriate, information explaining the Plan;

                  (f) To furnish the Company, upon request, with such annual reports with respect to the administration of the Plan as are reasonable and appropriate; and

                  (g) To direct the Trustee as to the method in which and persons to whom Plan assets will be distributed.

                  The Administrative Committee may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan, and all rules and decisions of the Administrative Committee must be uniformly and consistently applied to all Participants in similar circumstances. Any rule or decision that is not inconsistent with the provisions of the Plan is conclusive and binding upon all persons affected by it and there is no appeal from any ruling by the Administrative Committee that is within its authority, except as otherwise provided herein. When making a determination or calculation, the Administrative Committee is entitled to rely upon information furnished by the Company, or anyone acting on behalf of the Company.

         7.4 RESPONSIBILITIES OF THE INVESTMENT COMMITTEE: The Investment Committee generally is responsible for the supervision and review of the financial operation of the Plan, including (a) the establishment, supervision and review of funding policies and methods consistent with the objectives of the Plan and the requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time and as construed, interpreted and modified by regulations or rulings ("ERISA"), (b) the review of actuarial assumptions and of any accountant's reports relating to the Plan, (c) the review of whether the Plan satisfies the bonding requirements of ERISA and (d) the appointment of and the review and evaluation of the investment performance of the Trustee and/or Investment Manager (and their agents) and the making of any recommendations relating to the appointment of a new or additional Trustee and/or Investment Manager (and their agents).

         7.5 OPERATION: The members of the Administrative Committee and the Investment Committee each will elect a Chairman. They will also elect a Secretary who may, but need not, be a member of the appropriate committee. The Administrative

Committee and the Investment Committee have the power to: (a) appoint from its membership such subcommittees with such powers as the Administrative Committee or the Investment Committee determine, (b) authorize one or more of its members or any agent to execute or deliver any instrument or to make any payment in behalf of the Administrative Committee or the Investment Committee, and (c) employ counsel and agents and such clerical and other services as the Administrative Committee or the Investment Committee deem requisite or desirable in carrying out the provisions of the Plan. The Administrative Committee and the Investment Committee are fully protected in relying on data, information or statistics furnished it by persons performing ministerial and limited discretionary functions as long as the Administrative Committee and the Investment Committee have had no reason to doubt the competence, integrity or responsibility of any such person.

         7.6 MEETINGS AND QUORUM: The Administrative Committee and Investment Committee hold meetings upon such notice, at such place or places, and at such intervals as they may from time to time determine. A majority of the members of the Administrative Committee and the Investment Committee at the time in office constitute a quorum for the transaction of business. All resolutions or other actions taken by the Administrative Committee and the Investment Committee at any meeting are by the vote of a majority of those present at any such meeting. Action may be taken by the Administrative Committee and the Investment Committee without a meeting by a written consent signed by a majority of the members of the Administrative Committee or the Investment Committee.

         7.7 COMPENSATION: The members of the Administrative Committee and the Investment Committee are not entitled to any compensation for their services with respect to the Plan, but the Administrative Committee and Investment Committee members are entitled to reimbursement for any and all necessary expenses that each member may incur. The expenses are paid by the Company or from the Trust Fund. Any such payments from the Trust Fund are deemed to be for the exclusive benefit of Participants.

         7.8 DOMESTIC RELATIONS ORDERS: Notwithstanding any other provision of the Plan, if the "qualified domestic relations order" applicable to an "alternate payee" (as defined in Code Section 414(p)) so provides, then within 90 days after the Administrative Committee informs the alternate payee of its determination of the order as satisfying the provisions of Code Section 414(p), the alternate payee may elect, by writing filed with the Administrative Committee, to have the Actuarial Equivalent of the Pension otherwise payable to her under the Plan pursuant to the qualified domestic relations order distributed to her in a lump sum payment as soon as practicable.


ARTICLE VIII:  DUTIES AND POWERS OF THE TRUSTEE

         8.1 GENERAL: The Trustee receives, holds, manages, converts, sells, exchanges, invests, disburses and otherwise deals with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the Master Trust agreement described in Section 8.2. The Trustee is a named fiduciary with respect to the Plan. No trust, other than the Master Trust, has been established with respect to this Plan.

         8.2 TRUST AGREEMENT: The Company has entered into a Master Trust agreement with the Trustee under which the Trustee will receive, invest and administer the Trust Fund. The Master Trust agreement is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the Master Trust agreement. The Master Trust agreement provides for the investment and reinvestment of the assets of the Plan, the management of the Master Trust, the responsibilities and immunities of the Trustee, the removal of the Trustee and appointment of a successor, the accounting by the Trustee and the disbursement of the Trust Fund.

         8.3 LIMITATION OF LIABILITY: The Trustee will hold in trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the Master Trust agreement described in Section 8.2. The Trustee is not responsible for the administration of the Plan unless employed by the Company to serve in such capacity. The Trustee's responsibility is limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee and to disbursing funds it may be directed by the Administrative Committee. The Trustee is not responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Administrative Committee.

         8.4 POWER OF TRUSTEE TO CARRY OUT THE PLAN: If, at any time, the Company or the Administrative Committee is incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, deems appropriate and advisable under the circumstances for carrying out the provisions of the Plan.


ARTICLE IX: SPECIAL PROVISION TO PREVENT DISCRIMINATION

         9.1 GENERAL RULE: In the event of Plan termination, the benefit of any Participant who is a highly compensated employee (as defined in Code Section 414(q)) is limited to a benefit that is non-discriminatory under Code Section 401(a)(4). Benefits distributed to any of the 25 most highly compensated employees are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit.

         9.2 EXCEPTION: Section 9.1 will not apply if, after payment of the benefit to a Participant described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7) or the value of the benefits for a Participant described above is less than 1% of the value of the current liabilities.

ARTICLE X: AMENDMENT AND TERMINATION

         10.1 AMENDMENT: This Plan may be amended from time to time by the Company. No amendment will be made to the Plan that (a) would have the effect of diverting any of the Trust Fund from Participants or their Beneficiaries as provided in the Plan, (b) would prevent the allowance as a deduction for federal income tax purposes, and particularly under Code Section 404, of any contribution made by the Employer to the Master Trust, (c) would take the Plan and Master Trust out of the scope of Code Sections 401, 402 and 501(a), (d) would increase the duties of the Trustee without its consent, or (e) would eliminate an optional form of benefit in violation of Code Section 411(d)(6).

         10.2 RIGHT TO TERMINATE: The Company may, by resolution of its Board of Directors, at any time terminate the Plan. In the event that the Company ceases to exist, the Plan will be terminated, unless a successor organization adopts the Plan and thereby continues their participation.

         10.3 MERGER: In the event of merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant will be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than his vested Accrued Benefit determined under this Plan immediately before the merger, consolidation or transfer.

         10.4 LIQUIDATION OF TRUST FUND: Upon termination or partial termination of the Plan, each affected Participant's Accrued Benefit will become fully vested and nonforfeitable; provided, however, that a Participant does not have any recourse towards satisfaction of his nonforfeitable benefits from other than the Plan assets or the Pension Benefit Guaranty Corporation.

                  The assets of the Trust Fund will be liquidated by first making provision for the expenses of liquidation and second, by making payment or provision for the payment of benefits. In the event of a termination or partial termination of the Plan, the notice and other requirements of ERISA, as amended by the Single Employer Pension Plan Amendments Act of 1986 will apply.

         10.5 ALLOCATION OF TRUST ASSETS UPON PLAN TERMINATION: The assets of the Trust Fund available for the payment of benefits as determined in Section
10.4 will be allocated in accordance with ERISA Section 4044, to the extent the assets are available to provide benefits to Participants and their Beneficiaries.

         10.6 MANNER OF DISTRIBUTION: Any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities, or in other assets in kind, or in non-transferable annuities, as the Administrative Committee in its discretion determines. In making such distribution, any and all determinations, divisions, appraisals, apportionments and allotments so made will be final and conclusive and not subject to question by any person. To the extent that any distribution is made in property other than cash, such property will be valued at fair market value as of the date of distribution.

         10.7 RESIDUAL AMOUNTS: Upon termination of the Plan and notwithstanding any other provision of the Plan, the Employer will receive such amount, if any, as may be attributable to its contributions and as may remain after the satisfaction of all liabilities of the Plan to its Employees.


ARTICLE XI:  TOP HEAVY

         11.1 TOP HEAVY: If the Plan is Top Heavy for any Plan Year, then the provisions of this Section will apply, notwithstanding any provision in the Plan to the contrary. The Administrative Committee will determine whether the Plan is Top Heavy. The determination of Top Heavy status will be made as follows:

                  (a) The Plan and any other plan maintained by the Employer will be Top Heavy if the sum of the present value of the accrued benefits and the account balances of Key Employees exceeds 60% of the sum of the present value of the accrued benefits and the account balances of all employees, former employees and beneficiaries in the plans. The determination whether this Plan is Top Heavy for a Plan Year will be made as of the last day of the immediately preceding Plan Year, based on values as of that date, and will be made in accordance with Code Section 416(g). If the Company and Related Company maintain more than one plan qualified under Code Section 401(a), then (i) each such plan in which a Key Employee is a participant, and (ii) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Code Section 401(a)(4) or 410 must be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. The Company and Related Company may aggregate in their discretion, any other qualified plans with this Plan to the extent that such aggregation is permitted by Code Section 416(g).

                  (b) A Key Employee is an Employee or former Employee who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was (i) an officer of the Employer whose annual Section 415 Compensation exceeds $45,000 (or 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year), (ii) one of the ten employees who own (or are considered as owning, within the meaning of Code Section 318) at least 0.5% and the largest interests in the Company or a Related Company and whose annual Section 415 Compensation from the Company and Related Company exceeds $30,000 (or the amount in effect under Code Section 415(c)(1)(A) for the Plan Year), (iii) a 5% Owner, or (iv) a 1% owner of the Company or a Related Company whose annual Section 415 compensation exceeds $150,000. "Key Employee" also includes the beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status will be made in accordance with Code Section 416(i), and the number of persons who are considered Key Employees will be limited as provided under that Section.

         11.2 MINIMUM ACCRUED BENEFIT: If the Plan is Top Heavy for any Plan Year, a minimum Accrued Benefit will be provided for each Participant who is not a Key Employee and whose employment is not covered by a collective bargaining agreement under which retirement benefits are the subject of good faith bargaining. The minimum Accrued Benefit for each Participant will be at least equal to an annual benefit for the Participant's lifetime, commencing at his Normal Retirement Date, equal to the lesser of (a) 2% of the Participant's average Section 415 Compensation for the five consecutive Plan Years in which the Participant has the highest aggregate Section 415 Compensation, multiplied by the Participant's years of Credited Service described below, or (b) 20% of the Participant's average
Section 415 Compensation for the five consecutive Plan Years in which the Participant has the highest aggregate Section 415 Compensation. For purposes of this Section, years of Credited Service means Plan Years during which the Participant performs at least 1,000 Hours of Service; provided that years of Credited Service does not include years of Credited Service in which ends a Plan Year for which this Plan is not Top Heavy. For purposes of determining Section 415 Compensation, compensation earned in Plan Years after the close of the last Plan Year in which the Plan is Top Heavy will be disregarded.

         11.3 VESTING OF ACCRUED BENEFITS: If the Plan is Top Heavy for any Plan Year, with respect to Participants whose employment is not covered by a collective bargaining agreement under which retirement benefits are the subject of good faith bargaining, the following vesting schedule will be substituted for the vesting schedule described in Section 4.1:

          Years of Vesting Service                        Vested Percentage
          ------------------------                        -----------------

              Less than 3 years                                   0%
              3 years or more                                   100%

                  If the Plan becomes Top Heavy and then ceases to be Top Heavy, the vesting schedule of this Section 11.3 will continue to apply to all Participants who have then completed at least three years of Vesting Service (whether or not consecutive), and the vesting of Section 4.1 will apply to all other Participants; provided, however, that no Participant's vested interest in his Accrued Benefit may be reduced as a result of the change in vesting.

         11.4 Benefit and Contribution Limitations: For any Plan Year in which the Plan is Top Heavy, the 1.25 amount described in Code Section 415(e) will be changed to 1.0 unless:

                  (a) The sum of the present value of accrued benefits and account balances of Key Employees under all plans aggregated pursuant to Section 11.1 does not exceed 90% of the sum of the total present value of accrued benefits and account balances of all employees, former employees and beneficiaries in the plans; and

                  (b) The minimum benefit described in Section 11.2 is increased to the amount required by Code Section 416(h).

ARTICLE XII: ADOPTION OF PLAN BY RELATED COMPANIES

         12.1 ADOPTION OF PLAN: A Related Company may become an Employer with the approval of the Company by adopting the Plan for its Employees. A Related Company that becomes a party to the Plan shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, a Related Company adopting the Plan may determine whether and to what extent periods of employment with the Related Company before the Related Company adopted the Plan shall be included as Service under the Plan.

         12.2 WITHDRAWAL: A Related Company may withdraw from the Plan at any time by giving advance notice in writing of its intention to withdraw to the Company and to the Administrative Committee. Upon the receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of the withdrawing Related Company in the Trust Fund, and the Trustee shall thereupon set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to the Related Company's equitable share. If the Plan is to be terminated with respect to the Related Company, the amount set aside shall be administered according to Article
X. If the Plan is not to be terminated with respect to the Related Company, the Trustee shall turn over the Related Company's equitable share to a trustee designated by the Related Company, and the securities and other property shall thereafter be held and invested as a separate trust of the Related Company and shall be used and applied according to the terms of a new trust agreement between the Related Company and the trustee so designated. Neither the segregation of the Trust Fund assets upon the withdrawal of a Related Company, nor the execution of a new trust agreement shall operate to permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, former Participants and Beneficiaries.

         12.3 SALE OF EMPLOYER'S ASSETS: If all or any portion of the Employer's assets are sold to another corporation that adopts a defined benefit plan as a continuation of this Plan, then the Committee shall certify to the Trustee the equitable share in the Trust Fund of the Participants who become participants in the other plan immediately following the transfer. The Trustee shall transfer that share of the Trust Fund to the trustee of the other plan, to be held in accordance with the terms of the other plan.


ARTICLE XIII: MISCELLANEOUS

         13.1 INDEMNIFICATION: The Company indemnifies each Administrative Committee and Investment Committee member and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against any of them alleging any act of omission or commission performed while acting in good faith in discharging their duties with respect to the Plan. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party must notify the Company of the action. The Company is entitled to participate at his own expense in the defense or to assume the defense of any action brought against any indemnified party. If the Company elects to assume the defense of any such suit, the defense will be conducted by counsel chosen by the Company, and the indemnified party will bear the fees and expenses of any additional counsel retained by him.

         13.2 EXCLUSIVE BENEFIT RULE: This Plan is administered for the exclusive benefit of the Employees of the Employer and for the payment to Participants out of the income and principal of the Trust Fund of the benefits provided under the Plan. No part of the income or principal of the Trust Fund will be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

         13.3 NO RIGHT TO THE FUND: No person will have any interest in, or right to, any part of the assets of the Trust Fund or any rights under the Plan, except as to the extent expressly provided in the Plan.

         13.4 RIGHTS OF THE EMPLOYER: The establishment of this Plan is not to be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor will it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

         13.5 NON-ALIENATION OF BENEFITS: No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary of a Participant or former Participant will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same will be void. No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary may be in any manner liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section do not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order or certain judgments and settlements, as provided in Code Section 401(a)(13).

         13.6 CONSTRUCTION AND SEVERABILITY: Except as otherwise provided by federal law, the provisions of this Plan is intended to be construed and enforced according to North Carolina laws, and all of the provisions of the Plan will be administered in accordance with the laws of the State of North Carolina. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms are deemed to include each of the other numbers and the other gender. Each provision of this Plan is severable from all other provisions so that if any provision or any part of a provision is declared void, then the remaining provisions of the Plan that are not declared void will continue to be effective.

         13.7 DELEGATION OF AUTHORITY: Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of the Employer, and such officer will be presumed to be duly authorized by the Board of Directors of the Employer.

         13.8 REQUEST FOR TAX RULING: This Plan is based upon the condition precedent that it meet the requirements of the Code with respect to tax-qualified employees' retirement plans so as to permit the Employer to deduct for federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Company will apply for a determination by the Internal Revenue Service that this Plan is so qualified. If the Internal Revenue Service rules that this Plan is not so qualified, then the then current value of all contributions made by the Employer before the initial determination as to qualification will be returned to the Employer, and this Plan will be of no further force or effect.


ARTICLE XIV:  SUSPENSION OF BENEFITS

         14.1 RE-EMPLOYMENT BEFORE NORMAL RETIREMENT AGE: If a Participant is re-employed as an Employee after the commencement of his Pension, but prior to the attainment of Normal Retirement Age, payment of his Pension will be discontinued. The Participant's rights to future benefits under the Plan will be subject to redetermination upon any subsequent termination of employment or retirement under the Plan in accordance with the Plan provisions then in effect. Any benefits thereafter payable will be reduced, on an Actuarial Equivalent basis, to reflect the value of the retirement benefits received by the Participant in the period during which he was in receipt of a retirement benefit. However, the retirement benefit thereafter payable will not be less than the retirement benefit payable immediately before his latest re-employment plus the Actuarial Equivalent of any retirement benefit suspended while the Participant is not employed in such service as is described in Department of Labor Regulations Section 2530.203-3(c)(1).

         14.2 RE-EMPLOYMENT AFTER NORMAL RETIREMENT AGE: If a Participant is re-employed as an Employee after the commencement of his retirement benefit under any of the provisions of the Plan and after the attainment of his Normal Retirement Age, he will continue to receive the monthly retirement benefit payment determined and paid in every respect as if he were not so employed by the Employer. Any such Participant will be entitled to an additional monthly retirement benefit upon his subsequent termination of employment based on his period of re-employment after his Normal Retirement Date.

         14.3 EMPLOYMENT BEYOND NORMAL RETIREMENT AGE: If a Participant continues employment with the Employer beyond his Normal Retirement Date, payment of the Participant's monthly retirement benefit will be suspended and will be subject to the following requirements:

                  (a) Each Participant whose monthly retirement benefit is suspended under this Section 14.3 must be notified of the suspension of his benefit payments. The notification must be made by personal delivery or first class mail during the first calendar month or payroll period (if applicable) in which the Participant's monthly retirement benefit is suspended. The notification must contain the following information (either expressly or by reference to the Plan's Summary Plan Description):

                         (i) A description of the specific reasons why benefit payments are being suspended;

                        (ii) A general description and a copy of the Plan provisions relating to the suspension of benefit payments;

                       (iii) A statement that applicable Department of Labor
                  regulations can be found in Section 2530.203-3 of the Code of Federal Regulations; and

                        (iv) A description of the Plan's procedure for affording a review of the suspension of benefits.

                         (v) As of Normal Retirement Age, a Participant's
                  monthly retirement benefit may be suspended under this Section
                  14.3 for each month, or, if applicable, during each four (4) or five (5) week payroll period ending in a calendar month during which the Participant completes forty (40) or more Hours of Service (other than Hours of Service credited only on account of back pay that was awarded or agreed to by the Employer). During each calendar month or payroll period (if applicable ) in which a Participant meets the preceding requirements, he will be deemed to be in the "service" of the Employer for purposes of this Section 14.3. A Participant who has reached his Normal Retirement Age and who does not perform forty (40) or more Hours of Service during any such calendar month or payroll period (if applicable) will be deemed to have terminated employment with the Employer and, as a result, will be entitled to a monthly retirement benefit payment for such period that he was deemed terminated. Payment of the benefit for such period will be made in accordance with Section 14.3(b).

                  (b) Upon the actual retirement of a Participant who did not complete forty (40) or more Hours of Service in any month or four (4) or five (5) week payroll period (if applicable) pursuant to Section 14.3(a)(v) above, such Participant's monthly retirement benefit will be increased by the Actuarial Equivalent of the payments which would otherwise have been payable by reason of the Participant being deemed to have terminated his employment.

                  (c) Further, upon the actual retirement of a Participant who is deemed terminated under Section 14.3(a)(v), such Participant will be entitled to receive a monthly benefit equal to the greater of the benefit provided in this Section 14.3 or his Accrued Benefit. Payment of such Participant's monthly retirement benefit will commence not later than the first day of the third (3rd) month after the calendar month in which the Participant actually retires.

                  (d) A Participant may request, and the Administrative Committee will render, a determination whether specific contemplated employment will result in the suspension of his monthly benefit payments.

THIS DOCUMENT, REPRESENTING THE RETIREMENT PLAN FOR EMPLOYEES OF GALEY & LORD, INC., IS EXECUTED THIS 24th DAY OF APRIL, 2000.

                                          GALEY & LORD,  INC.



                                           BY: /S/ MICHAEL R. HARMON
                                              ----------------------------------
                                           TITLE:  EXECUTIVE VICE-PRESIDENT
                                                 -------------------------------